Net Loss Per Share	9 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss Per Share
Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Numerator
Net loss	$(15,849)	$(16,694)	$(46,092)	$(41,528)
Net loss attributable to ordinary shareholders - basic and diluted	$(15,849)	$(16,694)	$(46,092)	$(41,528)

Denominator
Weighted-average number of ordinary shares used in net loss per share - basic and diluted	41,708,220	12,834,889	39,378,824	10,638,738
Net loss per share - basic and diluted	$(0.38)	$(1.30)	$(1.17)	$(3.90)
The Company’s potentially dilutive securities, which include unvested ordinary shares, unvested restricted share units, convertible preferred shares, Series A convertible preferred shares, Series B convertible preferred shares and options granted, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders for the three months and nine months ended September 30, 2021 and 2020 because including them would have had an anti-dilutive effect:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Unvested restricted shares	—	22,011	—	22,011
Unvested restricted share units	160,595	257,708	160,595	257,708
Vested restricted share units, for which shares are not in issue	44,280	—	44,280	—
Share options	4,092,496	4,482,507	4,092,496	4,482,507
	4,297,371	4,762,226	4,297,371	4,762,226